UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2009

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 22, 2009, the Compensation Committee of the Board of Directors of China BAK Battery, Inc. (the “Company”) recommended and approved the grant of 500,000 restricted shares of the Company’s common stock, par value $0.001, to its Chief Executive Officer, Mr. Xiangqian Li, under the China BAK Battery, Inc. Stock Option Plan (the “Plan”).  The restricted stock is subject to a five-year vesting schedule.  It will vest in twenty equal quarterly installments on the first day of each fiscal quarter beginning on October 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: June 26, 2009	By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer and Secretary